Credit Suisse First Boston
ABSC 2005-HE8
24 records
Katrina zip codes

Selection Criteria: Katrina zip codes
Table of Contents
  Principal balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  COMBINED LOAN-TO-VALUE RATIO OF THE LOANS
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  Next Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Loan Types
  Credit Grade
  Lien Position
  DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	1	$20,000.00	0.75%	606	100.00%	10.900%	100.00%
25,001 - 50,000	2	82,340.00	3.10	609	100.00	11.061	100.00
50,001 - 75,000	3	190,800.00	7.19	584	90.00	8.848	100.00
75,001 - 100,000	8	718,469.50	27.08	597	86.74	7.539	100.00
100,001 - 125,000	3	335,300.00	12.64	570	76.85	6.971	100.00
125,001 - 150,000	3	422,600.00	15.93	572	85.21	8.042	100.00
150,001 - 175,000	2	342,000.00	12.89	605	76.97	7.903	49.70
175,001 - 200,000	1	181,600.00	6.84	662	80.00	6.875	100.00
300,001 - 400,000	1	360,000.00	13.57	629	87.80	7.625	100.00
Total:	24	$2,653,109.50	100.00%	599	84.42%	7.789%	93.52%

Mimimum Original Balance: 20,000.00
Maximum Original Balance: 360,000.00
Average Original Balance: 110,546.23

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	1	$19,992.71	0.75%	606	100.00%	10.900%	100.00%
25,001 - 50,000	2	82,311.01	3.10	609	100.00	11.061	100.00
50,001 - 75,000	3	190,736.01	7.19	584	90.00	8.848	100.00
75,001 - 100,000	8	717,677.54	27.07	597	86.74	7.539	100.00
100,001 - 125,000	3	335,083.17	12.64	570	76.85	6.971	100.00
125,001 - 150,000	3	422,440.78	15.93	572	85.21	8.042	100.00
150,001 - 175,000	2	341,764.91	12.89	605	76.97	7.903	49.70
175,001 - 200,000	1	181,440.42	6.84	662	80.00	6.875	100.00
300,001 - 400,000	1	360,000.00	13.58	629	87.80	7.625	100.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

Mimimum Remaining Balance: 19,992.71
Maximum Remaining Balance: 360,000.00
Average Remaining Balance: 110,476.94

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
501 - 525	1	$128,735.97	4.86%	507	80.00%	9.450%	100.00%
526 - 550	4	352,722.00	13.30	541	81.59	8.420	100.00
551 - 575	1	62,968.18	2.37	562	90.00	9.375	100.00
576 - 600	8	840,801.59	31.71	590	83.25	7.533	79.56
601 - 625	5	442,692.35	16.70	612	86.96	8.181	100.00
626 - 650	2	452,132.43	17.05	630	86.21	7.612	100.00
651 - 675	3	371,394.03	14.01	658	85.11	6.675	100.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

Minimum FICO: 507
Maximum FICO: 662
WA FICO: 599

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
121 - 180	2	$181,820.65	6.86%	600	87.55%	6.933%	100.00%
301 - 360	22	2,469,625.90	93.14	599	84.19	7.852	93.04
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 348

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	2	$181,820.65	6.86%	600	87.55%	6.933%	100.00%
349 - 360	22	2,469,625.90	93.14	599	84.19	7.852	93.04
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

Minimum Remaining Term: 178
Maximum Remaining Term: 358
WA Remaining Term: 346

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	23	$2,479,552.92	93.52%	599	84.72%	7.747%	100.00%
Second Home	1	171,893.63	6.48	594	80.00	8.400	0.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Refinance - Cashout	12	$1,562,808.29	58.94%	605	84.40%	7.919%	89.00%
Purchase	11	983,738.26	37.10	597	85.99	7.513	100.00
Refinance - Rate/Term	1	104,900.00	3.96	531	69.93	8.450	100.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
60.01 - 70.00	1	$104,900.00	3.96%	531	69.93%	8.450%	100.00%
70.01 - 80.00	9	1,220,808.90	46.04	600	79.15	7.275	85.92
80.01 - 90.00	9	988,511.62	37.28	604	88.33	7.838	100.00
90.01 - 100.00	5	337,226.03	12.72	602	96.51	9.302	100.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

Minimum Loan-to-Value Ratio: 69.93
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 84.42

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10. COMBINED LOAN-TO-VALUE RATIO OF THE LOANS

COMBINED LOAN-TO-VALUE RATIO OF THE LOANS	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
60.001 - 70.000	1	$104,900.00	3.96%	531	69.93%	8.450%	100.00%
70.001 - 75.000	1	169,871.28	6.41	616	73.91	7.400	100.00
75.001 - 80.000	2	310,176.39	11.70	598	80.00	7.944	100.00
80.001 - 85.000	2	172,280.45	6.50	544	85.00	8.213	100.00
85.001 - 90.000	6	753,262.99	28.41	621	88.95	7.624	100.00
90.001 - 95.000	4	469,784.12	17.72	592	88.84	8.606	63.41
95.001 - 100.000	8	671,171.32	25.31	599	83.05	7.219	100.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

WA CLTV: 89.73

* At closing, no loan will have a Loan-to-Value Ratio exceeding 100.00%

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	8	$1,123,643.26	42.38%	579	83.00%	8.050%	84.70%
Louisiana	4	335,239.54	12.64	608	80.83	7.653	100.00
Mississippi	12	1,192,563.75	44.98	615	86.76	7.582	100.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

Total Number Of Stated Represented:: 3

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Full Documentation	20	$1,981,796.94	74.74%	592	84.03%	7.704%	100.00%
Stated Documentation	4	669,649.61	25.26	620	85.56	8.042	74.33
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
5.501 - 6.000	1	$99,752.00	3.76%	590	80.00%	5.925%	100.00%
6.001 - 6.500	3	323,023.37	12.18	608	82.87	6.323	100.00
6.501 - 7.000	3	425,353.83	16.04	636	82.28	6.737	100.00
7.001 - 7.500	3	319,151.73	12.04	594	80.04	7.428	100.00
7.501 - 8.000	2	452,132.43	17.05	630	86.21	7.612	100.00
8.001 - 8.500	3	423,698.44	15.98	582	82.70	8.334	59.43
8.501 - 9.000	2	158,841.55	5.99	548	87.38	8.916	100.00
9.001 - 9.500	3	279,721.65	10.55	545	86.97	9.347	100.00
9.501 - 10.000	1	67,467.83	2.54	578	90.00	9.650	100.00
10.501 - 11.000	2	65,616.26	2.47	616	100.00	10.935	100.00
11.001 - 11.500	1	36,687.46	1.38	595	100.00	11.200	100.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

Minimum Rate: 5.925
Maximum Rate: 11.200
WA Rate: 7.789

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	10	$862,985.49	32.55%	618	85.40%	7.849%	100.00%
12.501 - 13.000	1	99,752.00	3.76	590	80.00	5.925	100.00
13.001 - 13.500	2	230,183.17	8.68	587	80.00	6.296	100.00
13.501 - 14.000	1	146,800.00	5.54	595	80.00	6.675	100.00
14.001 - 14.500	1	60,300.00	2.27	615	90.00	7.400	100.00
14.501 - 15.000	2	452,132.43	17.05	630	86.21	7.612	100.00
15.001 - 15.500	3	423,698.44	15.98	582	82.70	8.334	59.43
15.501 - 16.000	2	158,841.55	5.99	548	87.38	8.916	100.00
16.001 - 16.500	2	216,753.47	8.17	541	86.09	9.338	100.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

Minimum Maximum Rate: 12.925
Maximum Maximum Rate: 16.450
WA Maximum Rate: 14.761

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	10	$862,985.49	32.55%	618	85.40%	7.849%	100.00%
5.501 - 6.000	11	1,479,283.54	55.79	603	84.97	7.509	88.38
6.501 - 7.000	3	309,177.52	11.66	524	79.03	8.964	100.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

Minimum Gross Margin: 5.550
Maximum Gross Margin: 6.950
WA Gross Margin: 5.863

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16. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	10	$862,985.49	32.55%	618	85.40%	7.849%	100.00%
2007-08	11	1,436,417.50	54.17	586	83.99	7.610	100.00
2008-08	2	180,149.93	6.79	613	87.33	8.351	100.00
2010-07	1	171,893.63	6.48	594	80.00	8.400	0.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

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17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	8	$1,123,643.26	42.38%	579	83.00%	8.050%	84.70%
13 - 24	6	610,335.78	23.02	595	85.80	7.223	100.00
25 - 36	10	917,467.51	34.60	626	85.23	7.847	100.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

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18. Loan Types

Loan Types	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2/28 ARM	10	$1,289,617.50	48.64%	585	84.44%	7.717%	100.00%
2/28 ARM - 5 Yr IO	1	146,800.00	5.54	595	80.00	6.675	100.00
3/27 ARM	1	92,132.43	3.47	634	80.00	7.563	100.00
3/27 ARM - 5 Yr IO	1	88,017.50	3.32	590	95.00	9.175	100.00
5/25 ARM	1	171,893.63	6.48	594	80.00	8.400	0.00
Fixed - 15 Year	2	181,820.65	6.86	600	87.55	6.933	100.00
Fixed - 30 Year	8	681,164.84	25.69	623	84.83	8.093	100.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

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19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	17	$2,009,680.55	75.80%	613	84.75%	7.575%	91.45%
A-	1	88,980.45	3.36	539	85.00	7.500	100.00
A+	3	235,849.58	8.90	599	90.00	8.110	100.00
B	2	212,035.97	8.00	524	81.96	9.263	100.00
C	1	104,900.00	3.96	531	69.93	8.450	100.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

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20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
First Lien	21	$2,549,142.83	96.14%	598	83.79%	7.659%	93.26%
Second Lien	3	102,303.72	3.86	608	100.00	11.030	100.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

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21. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
20.01 - 25.00	1	$171,893.63	6.48%	594	80.00%	8.400%	0.00%
25.01 - 30.00	3	261,635.41	9.87	582	88.30	7.546	100.00
30.01 - 35.00	4	544,903.36	20.55	618	78.87	7.198	100.00
35.01 - 40.00	4	308,328.94	11.63	567	83.49	9.024	100.00
40.01 - 45.00	5	691,804.96	26.09	614	87.90	7.791	100.00
45.01 - 50.00	5	468,228.25	17.66	604	89.98	7.824	100.00
50.01 - 55.00	2	204,652.00	7.72	560	74.84	7.219	100.00
Total:	24	$2,651,446.55	100.00%	599	84.42%	7.789%	93.52%

low Dti: 24.03
high dti: 52.03
wa dti: 38.84

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New York, New York 10010
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Disclaimer:All data provided by New Century. This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.